Supplement Dated December 14, 2012
To The Statement of Additional Information
Dated April 30, 2012

JNL® Series Trust

Please note that the changes apply to your variable annuity and/or variable life product(s).

On page 220, in the section entitled “XII. Tax Status”, please add the following disclosure after the third paragraph:

The JNL/Ivy Asset Strategy Fund may invest in one or more wholly owned subsidiaries as special purpose entities to hold certain investments that, if held directly by the JNL/Ivy Asset Strategy Fund, might not generate Qualifying Income.  Any such special purpose entity likely would be subject to U.S. federal income tax.

This Supplement is dated December 14, 2012.

(To be used with V3180 04/12 and V3180PROXY 04/12.)

CMX10294 12/12